Prospectus supplement dated October 1, 2013
to the following prospectus(es):
Multi-Flex Annuity prospectus dated May 1, 2008
Nationwide Classic Annuity prospectus dated May 1, 2003
MFS Variable Annuity prospectus dated May 1, 2002
American Capital Annuity (AO) and Smith Barney Annuity (AO) prospectus dated May 1, 2000
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
Effective October 1, 2013, the following changes apply to your prospectus:
(1)	The provisions relating to surrender/withdrawal requests are amended to reflect the following:
Nationwide may permit surrender/withdrawal requests to be submitted by telephone to the Service Center. Requests submitted by telephone will be subject to dollar amount limitations and may be subject to payment restrictions to prevent fraud. Nationwide reserves the right to restrict or remove the ability to submit requests by telephone upon written notice. Contact the Service Center for current limitations and restrictions. When taking a full surrender, submitted in writing or by telephone, Nationwide may require that the contract accompany the request.
(2)	The following ″Treatment of Unclaimed Property″ section is added to your prospectus:
Treatment of Unclaimed Property
Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the contract's Annuity Commencement Date or the date Nationwide becomes informed that a death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, Nationwide is still unable to locate the beneficiary of the death benefit, or the beneficiary does not come forward to claim the death benefit in a timely manner, Nationwide will escheat the death benefit to the abandoned property division or unclaimed property office of the state in which the beneficiary or the Contract Owner last resided, as shown on Nationwide's books and records, or to Ohio, Nationwide's state of domicile. If a claim is subsequently made, the state is obligated to pay any such amount (without interest) to the designated recipient upon presentation of proper documentation.
To prevent escheatment, it is important to update beneficiary designations - including complete names, complete addresses, phone numbers, and social security numbers - as they change. Such updates should be sent to the Service Center.
(3)	The first three (3) sentences of the "Annuity Commencement Date" section are deleted in their entirety and replaced with the following:
The Annuity Commencement Date is the date on which annuity payments are scheduled to begin. Generally, the Contract Owner designates the Annuity Commencement Date at the time of application. If no Annuity Commencement Date is designated at the time of application, Nationwide will establish the Annuity Commencement Date as the date the Annuitant reaches age 75.
The Contract Owner may change the Annuity Commencement Date before annuitization. This change must be submitted in writing to the Service Center and approved by Nationwide. The Annuity Commencement Date may not be later than the first day of the first calendar month after the Annuitant's 75th birthday (or the 75th birthday of the oldest Annuitant if there are joint annuitants) unless approved by Nationwide.
Generally, Nationwide will not initiate annuitization until specifically directed to do so. However, for Non-Qualified Contracts only, Nationwide will automatically initiate annuitization within 45 days after the Annuity Commencement Date (whether default or otherwise), unless (1) Nationwide has had direct contact with the Contract Owner (indicating that the contract is not abandoned); or (2) the Contract Owner has taken some type of action which is inconsistent with the desire to annuitize.
GWP-0461